Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K for the twelve-month period ended December 31, 2002 of Diodes Incorporated (the "Company") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.


Very truly yours,


/s/ C.H. Chen
C.H. Chen
Chief Executive Officer
Date: March 26, 2003

A signed original of this written statement required by Section 906 has been provided to Diodes Incorporated and will be retained by Diodes Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.